SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 27, 1997.

                      Financial Asset Securitization, Inc.
               (Exact name of registrant as specified in charter)


       Virginia                  0-15483                  52-1526174
(State or other jurisdiction    (Commission           (IRS Employer
     of incorporation)          File Number)         Identification No.)

     901 East Byrd Street, Richmond, Virginia              23219
     ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (804) 643-2311


----------------------------------------------------------------------------
                (Former name or former address, if changed since
                                 last report.)



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Item 1.  Changes in Control of Registrant.
                  Not Applicable.


Item 2.  Acquisition or Disposition of Assets.
                  Not Applicable.


Item 3.  Bankruptcy or Receivership.
                  Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant.
                  Not Applicable.


Item 5.  Other Events.

A. The Registrant has entered into the following Amendments to Trust Agreements, which were made effective May 27, 1997:

                  An Amendment to Trust Agreement (the "Amendment") dated as of May 1, 1997, among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer and The Bank of New York as Trustee, amending the Trust Agreement, dated as of May 1, 1991 relating to the Registrant's Mortgage Participation Securities Series 1991-7. A copy of the Amendment is included as Exhibit 4.1 hereto.

                  An Amendment to Trust Agreement (the "Amendment") dated as of May 1, 1997, among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer and The Bank of New York as Trustee, amending the Trust Agreement, dated as of July 1, 1991 relating to the Registrant's Mortgage Participation Securities Series 1991-12. A copy of the Amendment is included as Exhibit 4.2 hereto.

B. The Registrant has entered into the following Amendments to Trust Agreements, which were made effective June 30, 1997:

                  An Amendment to Trust Agreement (the "Amendment") dated as of May 1, 1997, among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer and The Bank of New York as Trustee, amending the Trust Agreement, dated as of August 1, 1991 relating to the Registrant's Mortgage Participation Securities Series 1991-15. A copy of the Amendment is included as Exhibit 4.3 hereto.

                  An Amendment to Trust Agreement (the "Amendment") dated as of May 1, 1997, among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer and The Bank of New York as Trustee, amending the Trust Agreement, dated as of September 1, 1991 relating to the Registrant's Mortgage Participation Securities Series 1991-16. A copy of the Amendment is included as
Exhibit 4.4 hereto.

                  An Amendment to Trust Agreement (the "Amendment") dated as of May 1, 1997, among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer and The Bank of New York as Trustee, amending the Trust Agreement, dated as of October 1, 1991 relating to the Registrant's Mortgage Participation Securities Series 1991-17. A copy of the Amendment is included as Exhibit 4.5 hereto.

                  An Amendment to Trust Agreement (the "Amendment") dated as of May 1, 1997, among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer and The Bank of New York as Trustee, amending the Trust Agreement, dated as of November 1, 1991 relating to the Registrant's Mortgage Participation Securities Series 1991-19. A copy of the Amendment is included as Exhibit 4.6 hereto.

                  An Amendment to Trust Agreement (the "Amendment") dated as of May 1, 1997, among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer and The Bank of New York as Trustee, amending the Trust Agreement, dated as of January 1, 1992 relating to the Registrant's Mortgage Participation Securities Series 1992-1. A copy of the Amendment is included as Exhibit 4.7 hereto.

                  An Amendment to Trust Agreement (the "Amendment") dated as of May 1, 1997, among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer and The Bank of New York as Trustee, amending the Trust Agreement, dated as of February 1, 1992 relating to the Registrant's Mortgage Participation Securities Series 1992-4. A copy of the Amendment is included as Exhibit 4.8 hereto.

                  An Amendment to Trust Agreement (the "Amendment") dated as of May 1, 1997, among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer and The Bank of New York as Trustee, amending the Trust Agreement, dated as of April 1, 1992 relating to the Registrant's Mortgage Participation Securities Series 1992-6. A copy of the Amendment is included as Exhibit 4.9 hereto.

                  An Amendment to Trust Agreement (the "Amendment") dated as of May 1, 1997, among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer and The Bank of New York as Trustee, amending the Trust Agreement, dated as of May 1, 1992 relating to the Registrant's Mortgage Participation Securities Series 1992-8. A copy of the Amendment is included as Exhibit 4.10 hereto.

                  An Amendment to Trust Agreement (the "Amendment") dated as of May 1, 1997, among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer and Texas Commerce Bank National Association as Trustee, amending the Trust Agreement, dated as of June 1, 1992 relating to the Registrant's Mortgage Participation Securities Series 1992-9. A copy of the Amendment is included as
Exhibit 4.11 hereto.

                  An Amendment to Trust Agreement (the "Amendment") dated as of May 1, 1997, among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer and Texas Commerce Bank National Association as Trustee, amending the Trust Agreement, dated as of July 1, 1992 relating to the Registrant's Mortgage Participation Securities Series 1992-10. A copy of the Amendment is included as
Exhibit 4.12 hereto.

Item 6.  Resignations of Registrant's Directors.
                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
                  Not Applicable.

Item 8.  Change in Fiscal Year.
                  Not Applicable.

Exhibits

         4.1 Copy of the Amendment to Trust Agreement for RMSC Series 1991-7, dated as of May 1, 1997, by and among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer, and The Bank of New York, as Trustee.

         4.2 Copy of the Amendment to Trust Agreement for RMSC Series 1991-12, dated as of May 1, 1997, by and among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer, and The Bank of New York, as Trustee.

         4.3 Copy of the Amendment to Trust Agreement for RMSC Series 1991-15, dated as of May 1, 1997, by and among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer, and The Bank of New York, as Trustee.

         4.4 Copy of the Amendment to Trust Agreement for RMSC Series 1991-16, dated as of May 1, 1997, by and among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer, and The Bank of New York, as Trustee.

         4.5 Copy of the Amendment to Trust Agreement for RMSC Series 1991-17, dated as of May 1, 1997, by and among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer, and The Bank of New York, as Trustee.

         4.6 Copy of the Amendment to Trust Agreement for RMSC Series 1991-19, dated as of May 1, 1997, by and among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer, and The Bank of New York, as Trustee.

         4.7 Copy of the Amendment to Trust Agreement for RMSC Series 1992-1, dated as of May 1, 1997, by and among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer, and The Bank of New York, as Trustee.

         4.8 Copy of the Amendment to Trust Agreement for RMSC Series 1992-4, dated as of May 1, 1997, by and among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer, and The Bank of New York, as Trustee.

         4.9 Copy of the Amendment to Trust Agreement for RMSC Series 1992-6, dated as of May 1, 1997, by and among the Registrant, Norwest Bank

                  Minnesota, N.A., as Master Servicer, and The Bank of New York, as Trustee.

         4.10 Copy of the Amendment to Trust Agreement for RMSC Series 1992-8, dated as of May 1, 1997, by and among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer, and The Bank of New York, as Trustee.

         4.11 Copy of the Amendment to Trust Agreement for RMSC Series 1992-9, dated as of May 1, 1997, by and among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer, and Texas Commerce Bank National Association, as Trustee.

         4.12 Copy of the Amendment to Trust Agreement for RMSC Series 1992-10, dated as of May 1, 1997, by and among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer, and Texas Commerce Bank National Association, as Trustee.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 10, 1997                      FINANCIAL ASSET SECURITIZATION, INC.


                                   By:

                                   Name:

                                   Title:

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                                INDEX TO EXHIBITS

                                                                                                               Page

         4.1      Copy of the Amendment to Trust Agreement for RMSC Series
                  1991-7, dated as of May 1, 1997, by and among the Registrant,
                  Norwest Bank Minnesota, N.A., as Master Servicer, and The
                  Bank of New York, as Trustee...........................................................

         4.2      Copy of the Amendment to Trust Agreement for RMSC Series
                  1991-12, dated as of May 1, 1997, by and among the Registrant,
                  Norwest Bank Minnesota, N.A., as Master
                  Servicer, and The Bank of New York, as Trustee.........................................

         4.3      Copy of the Amendment to Trust Agreement for RMSC Series
                  1991-15, dated as of May 1, 1997, by and among the Registrant,
                  Norwest Bank Minnesota, N.A., as Master
                  Servicer, and The Bank of New York, as Trustee.........................................

         4.4      Copy of the Amendment to Trust Agreement for RMSC Series
                  1991-16, dated as of May 1, 1997, by and among the Registrant,
                  Norwest Bank Minnesota, N.A., as Master
                  Servicer, and The Bank of New York, as Trustee.........................................

         4.5      Copy of the Amendment to Trust Agreement for RMSC Series
                  1991-17, dated as of May 1, 1997, by and among the Registrant,
                  Norwest Bank Minnesota, N.A., as Master
                  Servicer, and The Bank of New York, as Trustee.........................................

         4.6      Copy of the Amendment to Trust Agreement for RMSC Series
                  1991-19, dated as of May 1, 1997, by and among the Registrant,
                  Norwest Bank Minnesota, N.A., as Master
                  Servicer, and The Bank of New York, as Trustee.........................................

         4.7      Copy of the Amendment to Trust Agreement for RMSC Series
                  1992-1, dated as of May 1, 1997, by and among the Registrant,
                  Norwest Bank Minnesota, N.A., as Master Servicer, and The
                  Bank of New York, as Trustee...........................................................

         4.8      Copy of the Amendment to Trust Agreement for RMSC Series
                  1992-4, dated as of May 1, 1997, by and among the Registrant,
                  Norwest Bank Minnesota, N.A., as Master Servicer, and The
                  Bank of New York, as Trustee...........................................................


                                                8




         4.9      Copy of the Amendment to Trust Agreement for RMSC Series
                  1992-6, dated as of May 1, 1997, by and among the registrant,
                  Norwest Bank Minnesota, N.A., as Master Servicer, and The
                  Bank of New York, as Trustee...........................................................

         4.10     Copy of the Amendment to Trust Agreement for RMSC Series
                  1992-8, dated as of May 1, 1997, by and among the Registrant,
                  Norwest Bank Minnesota, N.A., as Master Servicer, and The
                  Bank of New York, as Trustee...........................................................

         4.11     Copy of the Amendment to Trust Agreement for RMSC Series
                  1992-9, dated as of May 1, 1997, by and among the Registrant,
                  Norwest Bank Minnesota, N.A., as Master Servicer, and Texas
                  Commerce Bank National Association, as Trustee.........................................

         4.12     Copy of the Amendment to Trust Agreement for RMSC Series
                  1992-10, dated as of May 1, 1997, by and among the Registrant,
                  Norwest Bank Minnesota, N.A., as Master Servicer, and Texas
                  Commerce Bank National Association, as
                  Trustee................................................................................



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